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Exhibit 21.1

Subsidiaries of STAG Industrial, Inc., a Maryland corporation

Name:	Jurisdiction of Formation/Incorporation:
STAG Industrial Operating Partnership, L.P.	Delaware
STAG Industrial GP, LLC	Delaware
STAG Industrial Management, LLC	Delaware
STAG Industrial TRS, LLC	Delaware
STAG Investments Holdings III, LLC	Delaware
STAG III Albion, LLC	Delaware
STAG III Appleton, LLC	Delaware
STAG III Arlington, L.P.	Delaware
STAG III Boardman, LLC	Delaware
STAG III Canton, LLC	Delaware
STAG III Chesterfield, LLC	Delaware
STAG III Cincinnati, LLC	Delaware
STAG III Dayton, LLC	Delaware
STAG III Daytona Beach, LLC	Delaware
STAG III Elkhart, LLC	Delaware
STAG III Fairfield, LLC	Delaware
STAG III Farmington, LLC	Delaware
STAG III Holland 2, LLC	Delaware
STAG III Holland, LLC	Delaware
STAG III Jackson, LLC	Delaware
STAG III Jefferson, LLC	Delaware
STAG III Lewiston, LLC	Delaware
STAG III Malden, LLC	Delaware
STAG III Mason, LLC	Delaware
STAG III Mayville, LLC	Delaware
STAG III Milwaukee 2, LLC	Delaware
STAG III Milwaukee, LLC	Delaware
STAG III Newark, LLC	Delaware
STAG III Pensacola, LLC	Delaware
STAG III Pocatello, LLC	Delaware
STAG III Rapid City, LLC	Delaware
STAG III Round Rock, L.P.	Delaware
STIR Investments GP III, LLC	Delaware
STAG III Sergeant Bluff, LLC	Delaware
STAG III Sparks, LLC	Maryland
STAG III Maryland Borrower, LLC	Delaware
STAG III St. Louis, LLC	Delaware
STAG III Tavares, LLC	Delaware
STAG III Twinsburg, LLC	Delaware
STAG III Youngstown, LLC	Delaware
STAG Investments Holdings IV, LLC	Delaware
STAG IV Alexandria, LLC	Delaware
STAG IV Belfast, LLC	Delaware
STAG IV Cheektowaga, LLC	Delaware
STAG IV Creedmoor, LLC	Delaware
STAG IV Danville, LLC	Delaware
STAG IV Lexington, LLC	Delaware
STAV IV Newton, LLC	Delaware

Name:	Jurisdiction of Formation/Incorporation:
STAG IV Pittsburgh, LLC	Delaware
STAG IV Pittsburgh 2, LLC	Delaware
STAG IV Rural Hall, LLC	Delaware
STAG IV Seville, LLC	Delaware
STAG IV Sun Prairie, LLC	Delaware
STAG IV Waco, LP	Delaware
STIR Investments GP IV, LLC	Delaware
STAG GI Investments Holdings, LLC	Delaware
STAG GI Charlotte 2, LLC	Delaware
STAG GI Charlotte, LLC	Delaware
STAG GI Cleveland, LLC	Delaware
STAG GI Goshen, LLC	Delaware
STAG GI Madison, LLC	Delaware
STAG GI Mooresville, LLC	Delaware
STAG GI New Jersey, LLC	Delaware
STAG GI O'Fallon, LLC	Delaware
STAG GI Rogers, LLC	Delaware
STAG GI Salem, LLC	Delaware
STAG GI Streetsboro, LLC	Delaware
STAG GI Vonore, LLC	Delaware
STAG GI Walker, LLC	Delaware
STIR Lansing, LLC	Delaware
STAG Industrial Holdings II, LLC	Delaware
STAG Gloversville 1, LLC	Delaware
STAG Gloversville 2, LLC	Delaware
STAG Gloversville 3, LLC	Delaware
STAG Gloversville 4, LLC	Delaware
STAG Johnstown 1, LLC	Delaware
STAG Johnstown 2, LLC	Delaware
STAG Johnstown 3, LLC	Delaware
STAG Johnstown 4, LLC	Delaware
STAG Ware Shoals, LLC	Delaware
STAG Greenwood 1, LLC	Delaware
STAG Greenwood 2, LLC	Delaware
STAG Holland 3, LLC	Delaware
STAG Independence, LLC	Delaware
STAG Kansas City, LLC	Delaware
STAG Lafayette 1, LLC	Delaware
STAG Lafayette 2, LLC	Delaware
STAG Lafayette 3, LLC	Delaware
STAG Lansing 3, LLC	Delaware
STAG Marion, LLC	Delaware
STAG Novi, LLC	Delaware
STAG O'Hara, LLC	Delaware
STAG Parsons, LLC	Delaware
STAG Phenix City, LLC	Delaware
STAG Sterling Heights, LLC	Delaware
STAG Auburn Hills, LLC	Delaware
STAG Wichita 1, LLC	Delaware
STAG Wichita 2, LLC	Delaware
STAG Wichita 3, LLC	Delaware
STAG Wichita 4, LLC	Delaware

Name:	Jurisdiction of Formation/Incorporation:
STAG Industrial Holdings, LLC	Delaware
STAG Arlington 2, L.P.	Delaware
STAG TX GP 2, LLC	Delaware
STAG Atlanta, LLC	Delaware
STAG Avon, LLC	Delaware
STAG Bellevue, LLC	Delaware
STAG Buffalo, LLC	Delaware
STAG Chippewa Falls, LLC	Delaware
STAG Conyers, LLC	Delaware
STAG East Windsor, LLC	Delaware
STAG Edgefield, LLC	Delaware
STAG Franklin, LLC	Delaware
STAG Fort Worth, LP	Delaware
STAG TX GP, LLC	Delaware
STAG Gahanna, LLC	Delaware
STAG Georgetown, LLC	Delaware
STAG Gresham, LLC	Delaware
STAG Hazelwood, LLC	Delaware
STAG Huntersville, LLC	Delaware
STAG Lansing 2, LLC	Delaware
STAG Louisville, LLC	Delaware
STAG North Jackson, LLC	Delaware
STAG Norton, LLC	Delaware
STAG Orlando, LLC	Delaware
STAG Pineville, LLC	Delaware
STAG Portland, LLC	Delaware
STAG Portland 2, LLC	Delaware
STAG Reading, LLC	Delaware
STAG Rogers 2, LLC	Delaware
STAG Smithfield, LLC	Delaware
STAG South Bend, LLC	Delaware
STAG Spartanburg, LLC	Delaware
STAG Portage, LLC	Delaware
STAG Jackson, LLC	Delaware
STAG El Paso, LP	Delaware
STIR Investments GP, LLC	Delaware
STAG Simpsonville, LLC	Delaware
STAG Dallas, LLC	Delaware
STAG De Pere, LLC	Delaware
STAG Mebane 1, LLC	Delaware
STAG Mebane 2, LLC	Delaware
STAG Duncan, LLC	Delaware
STAG Buena Vista, LLC	Delaware
STAG Gurnee, LLC	Delaware
STAG Kansas City 2, LLC	Delaware
STAG Chicopee, LLC	Delaware
STAG Montgomery, LLC	Delaware
STAG Smyrna, LLC	Delaware
STAG Statham, LLC	Delaware
STAG Harrisonburg, LLC	Delaware
STAG Toledo, LLC	Delaware
STAG Woodstock, LLC	Delaware

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  Exhibit 21.1